Supplement to the
Fidelity® Four-In-One Index Fund
April 19, 2003
Prospectus

Shareholder Meeting. On or about June 16, 2004, a meeting of the shareholders of Fidelity Four-In-One Index Fund will be held to vote on various proposals. Shareholders of record on April 19, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198, to request a free copy of the proxy statement.

The following information supplements the information found on the back cover of the prospectus.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow us to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and TIN and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

Effective August 4, 2003, Geode Capital Management, LLC (Geode), serves as sub-adviser for Spartan 500 Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (underlying Fidelity Stock Index Funds). Geode chooses the underlying Fidelity Stock Index Funds' investments and places orders to buy and sell the underlying Fidelity Stock Index Funds' investments.

As of March 31, 2003, Geode had approximately $293 million in discretionary assets under management.

The following information supplements the information found in the "Buying Shares" section beginning on page 14.

Under applicable anti-money laundering regulations and other federal regulations, orders to purchase shares may be suspended, restricted or cancelled and the proceeds may be withheld.

IDV-04-01 April 19, 2004
1.729987.110

The following information supplements the information found in the "Selling Shares" section beginning on page 15.

  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

The following information supplements the information found in the "Exchanging Shares" section beginning on page 16.

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

The following information supplements the information found in the "Features and Policies" section beginning on page 17.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.